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                                                                EXHIBIT 10.6(c)


                          WHOLE LOAN FINANCING FACILITY
                   CONFORMING AND NONCONFORMING MORTGAGE LOANS


BNC Mortgage, Inc.                                       Dated: March 16, 1998
1063 McGaw Avenue
Irvine, California 92614

Gentlemen:

DLJ Mortgage Capital, Inc. ("DLJ") is pleased to advise you of the availability of a whole loan financing facility (the "Facility") secured by mortgage loans on the terms set forth in this letter. Capitalized terms not defined herein shall have the respective meanings given such terms in the Pledge Agreement, dated the date hereof, between you and DLJ (the "Pledge Agreement").

1. THE ADVANCES. DLJ agrees to consider from time to time your requests that DLJ make advances (each, an "Advance", and, collectively, the "Advances") to you in an aggregate principal amount outstanding at any one time not to exceed the amount of the Promissory Note (the "Maximum Credit"). Unless otherwise agreed in writing, this Facility is not a commitment to lend, but rather this Facility sets forth the procedures to be used in connection with periodic requests for Advances. You hereby acknowledge that DLJ is under no obligation to agree to make or to make any Advance pursuant to this Facility. All Advances made by DLJ hereunder shall be evidenced by the promissory note duly executed by you (the "Promissory Note"). The Promissory Note shall be dated the date of issue, and the stated amount shall be equal to the Maximum Credit. Interest in respect thereof shall be payable only for the periods during which the Advances evidenced thereby are outstanding. The Promissory Note shall be enforceable against you only to the extent of the unpaid aggregate principal amount of the Advances then outstanding, plus accrued and unpaid thereon, plus any other amounts due thereunder.

2. MAKING THE ADVANCES. (a) On any day you desire to borrow funds from DLJ under this Facility, you shall notify DLJ that you wish to borrow money on a specified date, in a specified principal amount and for a specified term.

(b) Upon receipt of your request for an Advance, DLJ may make an offer to you specifying the terms for such Advance, including the interest rate per annum (the "Quoted Rate") to be paid by you in respect of such Advance. You shall immediately notify DLJ as to whether or not you elect to borrow such an Advance. Each such election by you shall be evidenced by a notice (each, a "Notice of Borrowing") substantially in the form attached hereto or as otherwise determined by DLJ, with the blanks appropriately completed and duly executed. On the date of such Advance, as so agreed by you and DLJ, DLJ will make its Advance to you subject to and upon the satisfaction of the conditions precedent to such Advance set forth in Section 6 hereof. Promptly thereafter, DLJ will send to you a written confirmation of such Advance (each, a "Confirmation"), and your acceptance of the related proceeds shall constitute your agreement to the terms of such Confirmation. Such Confirmation may be termed a "Repo Confirmation", but for purposes hereof the term "Repo", when used in any such Confirmation, shall be deemed to mean "Advance."

3. PAYMENT OF PRINCIPAL AND INTEREST. Upon each disbursement of funds with respect to each Advance as set forth in Section 2 above you shall have effected a borrowing from DLJ hereunder and shall be indebted to DLJ for the principal amount thereof, plus interest thereon, in accordance with the terms of this Facility, the Promissory Note and the Notice of Borrowing. You shall repay the principal amount of each Advance made to you, and the interest thereon, on the maturity date (the "Maturity Date") specified in the related Notice of Borrowing in United States Dollars and in same day funds.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS. You hereby represent, warrant and covenant as follows:

(a) You are a corporation duly organized, validly existing and in good standing under the laws of your jurisdiction of incorporation, your principal place of business, and you are in compliance with applicable law. You are duly licensed, qualified and in good standing in every other jurisdiction in which the failure to take such action would have a material




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     adverse effect on your ability to perform your obligations under the
     Program Documents.

     (b) You are an approved seller/servicer or issuer in good standing with each Agency to which Agency Mortgage Loans will be submitted.

     (c) Your execution, delivery and performance of the Program Documents are within your charter and corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) your charter or bylaws or (ii) any rule, regulation or other law or contractual restriction binding on or affecting you or your property.

     (d) Other than the necessary filings with the Agencies regarding the Collateral (to the extent that the Collateral includes Agency Mortgage Loans), no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for your due execution, delivery and performance of the Program Documents.

     (e) The Program Documents are your legal, valid and binding obligations, enforceable against you in accordance with their respective terms.

     (f) The available balance sheets, statements of income and changes in financial condition of you and your subsidiaries as of your most recently completed fiscal year and quarter, fairly present your financial condition and results of operations for the period then ended and are in accordance with generally accepted accounting principles consistently applied, and copies of such statements, together with the most recent opinion with respect to such statements of an independent public accounting firm, have been provided to DLJ, and since such date there has been no material adverse change in such financial condition, operations or business prospects.

     (g) There is no pending or threatened action or proceeding affecting you or any of your subsidiaries before any court, governmental agency or arbitrator, that may materially and adversely affect the financial condition, operations or business prospects of you or any of your subsidiaries.

     (h) Unless otherwise agreed, at any time any Advance is made or shall be outstanding, the Collateral Value of the items of Collateral related to such Advance shall be at least 102% of the Advance then outstanding. However, with respect to Nonagency Mortgage Loans (i) to the extent that a Purchase Commitment is in effect, the Collateral Value shall be at least 105% of the principal amount of the Advance then outstanding and (ii) to the extent that a Purchase Commitment is not in effect, the Collateral Value shall be at least 110% of the principal amount of the Advance then outstanding. Notwithstanding the foregoing, DLJ and you may agree upon such other percentage for purposes of determining Collateral Value for any particular Advance. To the extent that a deficiency in Collateral Value exists, you shall promptly cure any such deficiency by delivering cash, securities or other additional Collateral acceptable to DLJ.

     (i) The Program Documents are not entered into in contemplation of insolvency or with any intent to hinder, delay or defraud any of your creditors.

     (j) Unless otherwise agreed in writing by DLJ, only Mortgage Loans constituting 1- to 4-family residential first lien Mortgage Loans shall constitute Collateral acceptable to DLJ for purposes of obtaining an Advance.

5.   CONDITIONS PRECEDENT.

(a) INITIAL ADVANCE. As conditions precedent to the making of the initial Advance, DLJ shall have received on or before the day of such Advance the following, in form and substance satisfactory to DLJ and duly executed by you:

     (i)  The Program Documents;

     (ii) Evidence that all other actions necessary or, in the opinion of DLJ, desirable to perfect and protect the security interests and liens created by the Pledge Agreement have been taken, including without limitation duly executed Uniform



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     Commercial Code financing statements on Form UCC-1 with respect to the
     Collateral;

     (iii) A certified copy of your corporate resolution approving the Program Documents and borrowings thereunder (either specifically or by general resolution approving borrowings of the type described in the Program Documents), and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Documents;

     (iv) A certificate of your corporate secretary certifying the names, true signatures and titles of your officers duly authorized to request Advances and sign the Program Documents and the other documents to be delivered thereunder; and

     (v) A favorable opinion of your counsel, which may be internal counsel, as to such matters as DLJ may reasonably request.

(b) EACH ADVANCE. As conditions precedent to making each Advance, DLJ shall have received on or before the day of such Advance the following, in form and substance satisfactory to DLJ and duly executed:

     (i) A Notice of Borrowing, the related Collateral Receipt and, if any item of Collateral securing such Advance is a Wet Mortgage Loan, the related Wet Closing Notice, each of which must bear the same number;

     (ii) If the Collateral is subject to a security interest or lien immediately prior to the Advance, a letter from the holder of such security interest or lien releasing the Collateral from such security interest or lien upon receipt of a stated sum that is less than or equal to the related Advance;

     (iii) If the Collateral consists of Agency Mortgage Loans, either (A) an assignment by you to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") of the related Purchase Commitment, in form and substance acceptable to DLJ in its sole discretion, or (B) evidence that you have instructed the relevant Agency to pay the purchase price for such Agency Mortgage Loans under the related Purchase Commitment directly to DLJ or its designee, unless otherwise agreed by DLJ;

     (iv) If the Collateral consists of Nonagency Mortgage Loans, evidence that such Nonagency Mortgage Loans are covered by pool insurance and a pool insurance certificate (not a commitment to insure) issued by a Pool Insurer, in form and substance and for such amounts acceptable to DLJ in its sole discretion, unless otherwise agreed by DLJ; and

     (v) Such other documents as DLJ may reasonably request.

6. DLJ ENTITLED TO RELY. In making any Advance or taking any other action pursuant to the Program Documents, DLJ may conclusively rely upon, and shall incur no liability to you in acting upon, any request or other communication that DLJ believes to have been given or made by a person authorized to borrow on your behalf, whether or not such person is listed on the certificate delivered pursuant to Section 5(a)(iv).

7. TERMINATION. This Facility shall remain in effect until the earlier of two years from the date hereof or such time as it is terminated by either DLJ or you giving written notice of termination hereof to the other. However, no such termination shall affect your obligations with respect to any Advances outstanding at the time of such termination or shall be effective with respect to any Advances made prior to DLJ's receipt of notice thereof. Your obligation to indemnify DU pursuant to this Facility shall survive the termination hereof.

8. ASSIGNMENT; AMENDMENTS, ETC. The Program Documents are not assignable by you. The Program Documents are assignable by DLJ in whole or in part. DLJ may distribute to any prospective assignee any of the Program Documents and any document or other information delivered to DLJ pursuant thereto. No amendment or waiver of any provision of this Facility or the Promissory Note, nor any consent to any failure by you to comply therewith, shall in any event be effective unless the same shall be in writing and signed by DLJ. Any such amendment, waiver or consent shall be effective only in




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the specific instance and for the specific purpose for which given. The Program
Documents supersede all other previous agreements between the parties concerning the same subject matter.

10. COMPENSATION. You shall compensate and indemnify DLJ for all reasonable costs, expenses, losses and other liabilities that DLJ may sustain (i) if any repayment of the principal amount of any Advance, together with interest thereon, is not made on the Maturity Date thereof or (ii) in connection with the protection of DLJ's rights under or the enforcement of the Program Documents or any other document received by DLJ or Custodian in connection therewith.

11. NOTICES. All written communications hereunder shall be mailed, telecopied or delivered at the respective addresses as listed in the Custody Agreement or at such other address as shall be designated by a party in a written notice to the other party. All such notices and communications shall be effective when delivered to the party to which such notice is to be given.

12. GOVERNING LAW; CONSENT TO JURISDICTION. This letter shall be construed in accordance with, and governed by, the law of the State of New York, without giving effect to the conflict of law principles thereof. You waive trial by jury. You hereby irrevocably consent to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, arising out of or relating to the Program Documents in any action or proceeding. You hereby submit to, and waive any objection you may have to, personal jurisdiction and venue in the courts of the State of New York and the United States District Court for the Southern District of New York, with respect to any disputes arising out of or relating to the Program Documents.

If the terms of this letter are satisfactory to you, please indicate your agreement and acceptance thereof by signing this letter and returning it to us, whereupon this letter shall become an agreement between us as of the date of this letter.



Very truly yours,


DLJ Mortgage Capital, Inc.


By:     /s/ N. Dante LaRocca
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------



Agreed and Accepted:


     BNC Mortgage, Inc.
------------------------------------

By:     /s/ Kelly Monahan
   ---------------------------------

Name:    Kelly Monahan
     -------------------------------

Title:     President
      ------------------------------



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                             NOTICE OF BORROWING NO.

DLJ Mortgage Capital, Inc.
277 Park Avenue
New York, NY 10172
Attention: Whole Loan Financing Program
Facsimile (212) 504-8072

RE: Agency/Nonagency_______________Identification/Pool #_____________________
Security Rate ____________% Maturity:______________

Pursuant to the Whole Loan Financing Facility, dated March __, 1998, between you and the undersigned (as amended from time to time, the "Facility"), the undersigned hereby gives notice of its election to borrow from you an Advance and in connection therewith sets forth below the following information (each capitalized term used herein shall have the meaning specified therefor in the Facility):

1.   The aggregate unpaid principal of the Mortgage Loans is   $_______________.

2.   The principal amount of this Advance is                   $_______________.

3.   The Quoted Rate for this Advance is                       ____ % per annum.

4.   The beginning Business Day of this Advance is             _________,199___.

5.   The Maturity Date of this Advance is                      _________,199___.

6.   The Collateral Value of the items of Collateral shall be  ________%.

The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto: (a) each of the representations and warranties contained in the Facility and the Pledge Agreement are true and correct in all material respects, (b) no Default or Event of Default (as such terms are defined in the Pledge Agreement) has occurred and is continuing, (c) if applicable, the undersigned has, coincident or prior to this Notice of Borrowing, delivered and validly assigned genuine and enforceable Purchase Commitments to DLJSC for Agency Mortgage Loans or an Agency Security or to DLJ for Nonagency Mortgage Loans, each in an aggregate amount equal to the Face Value of the Pool, and (d) Customer has satisfied all of the conditions precedent in Section 5(b) and all other requirements of the Facility.

The Advance made pursuant hereto shall be made in connection with the items of Collateral described in the Collateral Receipt No.__________, dated ______________, 199___ and, if applicable, the Wet Closing Notice of even number and date therewith.

______________________________________________, as Customer

By:___________________________________________

Name:_________________________________________

Title:________________________________________

Date:_______________________________, 199_____